Exhibit 99.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) is made as of this October 6, 2017 by and among TSS, INC., INNOVATIVE POWER SYSTEMS, INC., VTC, L.L.C., VORTECH, L.L.C., TOTAL SITE SOLUTIONS AZ, LLC and ALLETAG BUILDERS, INC., jointly and severally (the “Borrower”), and MHW SPV II, LLC (“SPV”), MHW PARTNERS, LP (“Partners”) ANDREW BERG (“Berg”) and GLEN IKEDA (“Ikeda”) and collectively with Berg, the “New Lenders”; the New Lenders, SPV and Partners, collectively, the “Lender”).

RECITALS:

A.     Borrower and Lender are parties to that certain Amended and Restated Loan Agreement dated as of July 19, 2017 (as amended, restated, supplemented or otherwise modified and in effect from time to time prior to the date hereof, the “Existing Loan Agreement”, and as amended by this Amendment, the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Loan Agreement); and

B.     The Borrower has requested that the New Lenders advance the Remaining Amount Financing (as defined in the Existing Loan Agreement) in the aggregate principal amount of $400,000, to be secured by Permitted Pari Passu Liens (as defined in the Existing Loan Agreement).

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the patties hereto hereby agree as follows:

1.     Amendments to Loan Agreement. The Existing Loan Agreement is hereby amended as follows:

(a)       The defined term “Lender” in the introductory paragraph of the Loan Agreement is hereby amended to include the New Lenders, with an address for purposes of the Loan Agreement of 500 Starmont Ct, Danville, CA 94526 for Berg and P.O. Box 3306, Auburn, CA 95604 for Ikeda.

(b)       The defined term “Commitment Amount” in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Commitment Amount” means One Million Nine Hundred Ninety-Five Thousand Dollars ($1,995,000).

(c)        The defined term “Notes” in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Notes” means, collectively, (i) the Amended and Restated Promissory Note dated the Closing Date by the Borrower in favor of MHW SPV II, LLC in original principal face amount of $945,000, (ii) the Promissory Note dated the Closing Date by the Borrower in favor of MHW Partners, LP in original principal face amount of $645,000, (iii) any PIK Notes (as defined in the Notes) delivered by the Borrower to a Lender, (iv) the Promissory Note to be dated October 10, 2017 by the Borrower in favor of Andrew Berg in original principal face amount of $100,000, (v) the Promissory Note dated the First Amendment Closing Date by the Borrower in favor of Glen Ikeda in original principal face amount of $300,000, and (vi) any other promissory note evidencing the Loan, as each may be amended, restated, substituted, replaced or otherwise modified from time to time.

(d)       The defined term “Warrants” in Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Warrants” means, collectively, each of the Warrant and the Amended and Restated Warrant dated as of the Closing Date the Warrant dated as of the First Amendment Closing Date and the Warrant dated as of October 10, 2017, each executed by TSS, Inc. in favor of the applicable Lender, as each may be amended, restated, substituted, replaced or otherwise modified from time to time.

(e)       A new defined term “First Amendment Closing Date” shall be added to Section 1 of the Loan Agreement in correct alphabetical order, to read as follows:

“First Amendment Closing Date” means October 6, 2017.

(f)       Section 2(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(a) The Lender hereby agrees to provide the Loan as follows: (i) proceeds of the Loan of Nine Hundred Forty-Five Thousand Dollars ($945,000) were disbursed by MHW SPV II, LLC to Borrower on the Original Closing Date (the “MHW Loan”), (ii) proceeds of the Loan of Six Hundred Fifty Thousand Dollars ($650,000) were disbursed by MHW Partners, LP to Borrower on the Closing Date (the “Partners Loan”), (iii) proceeds of the Loan of One Hundred Thousand Dollars ($100,000) will be disbursed by Andrew Berg to Borrower on October 10, 2017 (the “Berg Loan”) and (iv) proceeds of the Loan of Three Hundred Thousand Dollars ($300,000) were disbursed by Glen Ikeda to Borrower on the First Amendment Closing Date (the “Ikeda Loan”). To evidence the Loan and the terms of repayment thereof with interest (if applicable), the Borrower agrees to execute and deliver the Notes.

(g)       Section 2(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(b) The Loans may be prepaid as set forth in the Notes, in such order as the Borrower shall determine in its sole discretion. For the avoidance of doubt, the Borrower may prepay the Loan evidenced by a Note in part or in full and shall not be required to make any corresponding pro rata prepayment to the Loan evidenced by any other Note.

(h)       The heading for Section 3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following: “Security For Obligations; Dell Releases; RTS Factoring.”

(i)        Section 3(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(b) [Reserved].

2.     Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

(a)     The defined term “Lender” in the introductory paragraph of the Security Agreement is hereby amended to include the New Lenders, with an address for purposes of the Security Agreement of 500 Starmont Ct, Danville, CA 94526 for Berg and P.O. Box 3306, Auburn, CA 95604 for Ikeda.

(b)      Section 6.8 of the Security Agreement is hereby deleted in its entirety and replaced with the following:

6.8     Each of MHW SPV II, LLC, MHW Partners, LP, Andrew Berg and Glen Ikeda hereby (i) appoint MHW SPV II, LLC as agent for the purpose of any financing statements or other filings on behalf of the Lender, (ii) appoint the others as agent for the purpose of perfecting the Lender’s security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control, and (iii) agree that any action taken under Section 5 hereunder shall be upon the mutual agreement of each such Person.

3.     Agreements of New Lenders. Each New Lender hereby acknowledges and agrees that, by its execution of this Amendment, such New Lender will be deemed to be a Lender under the Loan Agreement and all Loan Documents and shall have all of the obligations and privileges of a Lender thereunder as if it had executed the Loan Agreement.

4.     Confirmation of Representations and Warranties. The Borrower hereby confirms that all of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true, correct and complete in all material respects as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date. The Borrower each hereby further confirms (i) as of the date hereof, the Loan Agreement, the Loan Documents, other documents required pursuant thereto and security interests and Liens created thereby are in full force and effect; (ii) the Borrower is in compliance with all, and not in violation, breach or default of any, covenants, agreements and/or other provisions of any of the Loan Agreement and Loan Documents; and (iii) after giving effect to this Amendment, no Event of Default has occurred and is continuing. The Borrower represents and warrants that (1) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action, (2) it has duly executed and delivered this Amendment and the other Loan Documents to which it is a party, and (3) each of this Amendment, the Loan Agreement and the other Loan Documents is a legal, valid and binding obligation of the Borrower and constitutes the binding obligations of the Borrower, each enforceable in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.     Conditions to Effectiveness. The obligation of the Lender to enter into this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

5.1.     The Lender shall have received the following documents, each duly executed by all of the parties thereto and each in form and substance satisfactory to the Lender: (i) this Amendment; and (ii) such other documents, instruments and/or agreements as the Lender may reasonably request; and

5.2.     The New Lenders shall have received the following documents, each duly executed by all of the parties thereto and each in form and substance satisfactory to the New Lenders: (i) the original Promissory Note dated the date hereof by the Borrower in favor of Berg in original principal amount of $100,000, (ii) the original Promissory Note dated the date hereof by the Borrower in favor of Ikeda in original principal amount of $300,000, (iii) the original Warrant dated the date hereof executed by TSS, Inc. in favor of Berg and (iv) the original Warrant dated the date hereof executed by TSS, Inc. in favor of Ikeda.

6.     Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as modified by this Amendment.

7.     Affirmation. Except as specifically modified pursuant to the terms hereof, the Loan Agreement and all other Loan Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrower. The Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Loan Documents, as modified hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on the Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions. The Borrower hereby acknowledges, reaffirms, confirms and ratifies its prior grant to the Lender of a continuing first priority Lien on and security interest in, upon, and to all right, title and interest in and to any and all of the Collateral (as defined in the Security Agreement), and expressly acknowledges that such Lien and security interest secures the Obligations.

8.     No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other document, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Events of Default under the Loan Agreement or other Loan Documents or any of the Lender’s rights and remedies in respect of such Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement or the Obligations.

9.     Loan Document. The parties acknowledge and agree that this Amendment and all agreements and instruments delivered to the Lender in connection herewith shall each constitute a “Loan Document” under the Loan Agreement and the other Loan Documents.

10.     Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of Maryland.

11.     Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

12.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

[Signatures follow on the next page.]

[Borrower’s Signature Page to First Amendment]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

BORROWER:

TSS, INC.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: Chief Executive Officer and President

INNOVATIVE POWER SYSTEMS, INC.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: President

VTC, L.L.C.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: Chief Executive Officer

VORTECH, L.L.C.

By:   /s/ Anthony Angelini

Name: Anthony Angelini

Title: Chairman

TOTAL SITE SOLUTIONS AZ, LLC

By:   /s/ Anthony Angelini

Name: Anthony Angelini

Title: Manager

ALLETAG BUILDERS, INC.

By:   /s/ Anthony Angelini

Name: Anthony Angelini

Title: President

[Lender’s Signature Page to First Amendment]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:

MHW SPV II, LLC

By:   /s/ Peter H. Woodward

Name: Peter H. Woodward

Title: Managing Member

MHW PARTNERS, LP

By:   /s/ Peter H. Woodward

Name: Peter H. Woodward

Title: Managing Member

  /s/ Andrew Berg

Andrew Berg

  /s/ Glen Ikeda

Glen Ikeda